UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01728

Nicholas Fund, Inc.

(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue, Suite 2100
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2023

Date of reporting period: 03/31/2023

Item 1. Report to Stockholders.

ANNUAL REPORT
March 31, 2023

NICHOLAS FUND, INC.

WWW.NICHOLASFUNDS.COM

NICHOLAS FUND, INC.

May 2023

Dear Fellow Shareholders:

     For the year ending March 31, 2023, Nicholas Fund (the “Fund”) returned -3.86% compared to -7.73% for the Standard & Poor’s 500 Index (“S&P 500”), -10.90% for the Russell 1000 Growth Index, and -12.67% for the Morningstar Large Cap Growth category.

     Returns for Nicholas Fund, Inc. and selected indices are provided in the chart below for the period ended March 31, 2023.

		Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	50 Year
Nicholas Fund, Inc.	-3.86%	18.33%	12.01%	11.25%	10.96%
Standard & Poor’s 500 Index	-7.73%	18.60%	11.19%	12.24%	10.58%
Russell 1000 Growth Index	-10.90%	18.58%	13.66%	14.59%	n/a
Consumer Price Index	4.99%	5.35%	3.87%	2.65%	3.95%
Ending value of $10,000 invested
in Nicholas Fund, Inc.	$9,614	$16,571	$17,632	$29,047	$1,816,744
Fund’s Expense Ratio (from 07/29/22 Prospectus): 0.71%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund's returns are reduced by expenses while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     As of March 31, 2023, the portfolio held 62 stocks and ended the quarter with approximately 3.5% cash. The largest sector weights were Info Technology 29.3%, Financials 16.4%, Health Care 14.9%, Consumer Discretionary 13.0% and Industrials 9.2%. The top five holdings accounted for 17.2% of the Fund’s Net Assets and consisted of Microsoft, Alphabet, Apple, Thermo Fisher Scientific and Aon. The Fund’s Weighted Average Market Cap was $396.1 billion and the next-twelve-months price-to-earnings (“NTM P/E”) at 22.74x.

     The Fund’s performance was largely driven by stock selection over the period, which included the impact from both stocks held in the portfolio plus underperforming stocks that were avoided by the managers. Stocks held in the portfolio that provided positive absolute and relative contribution compared to the Fund’s benchmark, the S&P 500, over the past year included O’Reilly Automotive, Ulta Beauty, TJX Companies, Copart and Merck & Co. Stocks that had a negative impact on both absolute and relative performance included Meta Platforms, Truist Financial, Medtronic, Alphabet, and Charles Schwab. Generally, the stocks beaten down the most in 2022 tended to experience the largest price rebound in the first quarter 2023. This was largely due to excessive downside moves in the price of these stocks resulting in greater potential value at the lower prices. Sectors such as Communication Services and Information Technology that underwent the largest declines in 2022, had the largest bounces in the first three months of 2023.

     For the year ending March 31, 2023, investors endured significant volatility and generally negative returns. During the past year, the market struggled from the disruptive economic aftereffects of the COVID pandemic which led to persistently high inflation, supply chain challenges and labor shortages. Faced with little evidence of relief from high inflation, the Federal

Reserve embarked on one of the most aggressive tightening policies in recent times beginning on March 3, 2022 through May 3, 2023, ultimately leading to 500 basis points in rate hikes. The massive tightening resulted in unintended consequences impacting investors, consumers and businesses. A surprising event related to the rapid increase in rates was the unexpected failure of three banks whose businesses were destroyed almost overnight by a run on their bank deposits aided by digital banking enabling near immediate fund transfers. The defaults were remarkable in that the threat was not due to poor credit, but from generally accepted risks inherent in banking industry, lax oversight, and rising rates.

     The impact from the bank failures will have a significant impact on the economy and corporate earnings in the year to come. Companies who have had to deal with higher lending costs will now face much tighter lending standards as expected from the recent Fed report on Senior Loan Officer Opinion Survey. This is impactful as “small and medium-sized banks, which make up about 50% of U.S. commercial and industrial lending, 60% of residential real estate lending, 80% of commercial real estate lending, and 45% of consumer lending,” are vital to the American economy (Goldman Sachs). Historically, tightened lending standards, following a Fed rate hike cycle, have invariably signaled an impending recession. In contrast to the past four “soft landings,” where banks were relaxing their lending standards, this is the first instance of concurrent tightening by both the central and commercial banks. We believe this will eventually lead to lower corporate earnings growth and ultimately to reduced stock valuations and prices.

     Outside of the labor market and unsatiated consumer demand in some sectors there are signs an economic deceleration are evident. The Conference Board predicts this sluggishness will worsen and permeate more broadly throughout the American economy in the coming months, potentially triggering a recession by mid-2023. This forecast is tied to sustained inflation and the Federal Reserve’s aggressive stance, projecting real gross domestic product (“GDP”) growth to decelerate to 0.7% in 2023 before slightly rebounding to 0.8% in 2024. The expectation is for weak earnings in 2023 due to the slowing economy with S&P 500 aggregate earnings projected to grow by a mere 1.2% in 2023. Despite the market’s surprisingly strong start to the year, management expects the current market multiple, NTM P/E of 18x, is vulnerable to the downside revisions.

     We continue to view the market cautiously for many of the reasons cited above. With this scenario we continue to pursue investments in companies, in our view, with resilient business models, strong balance sheets and proven management teams that we believe are better positioned to withstand market volatility ahead.

Thank you for your continued support.

David O. Nicholas	Michael L. Shelton	Jeffrey J. Strong
Lead Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. Investing in small- and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, stock price fluctuations and liquidity.

Earnings growth is not representative of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index. Each Morningstar Category average represents a universe of funds with similar investment objectives.

Forward Price to Earnings (P/E) Ratio is a stock’s current price over its “predicted” earnings per share.

Gross Domestic Product (GDP): The monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

Real Gross Domestic Product (GDP): The inflation adjusted value of the goods and services produced by labor and property located in the United States.

Weighted Average Market Cap is the average firm market capitalization weighted by security weight. Market Capitalization is the number of common shares outstanding multiplied by the current market price per common share.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Works Cited:

“Stress among Small Banks Is Likely to Slow the US Economy.” Goldman Sachs, 16 Mar. 2023, www.goldmansachs.com/intelligence/pages/stress-among-small-banks-is-likely-to-slow-the-us-economy.html.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
NICHOLAS FUND, INC. AND S&P 500 INDEX

     The line graph which follows compares the initial account value and subsequent account value at the end of each of the most recently completed ten fiscal years of the Fund, to the same investment over the same periods in the S&P 500 Index. The graph assumes a $10,000 investment in the Fund and the index at the beginning of the period.

     The Fund’s average annual total returns for the one-, five- and ten-year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended	Five Years Ended	Ten Years Ended
	March 31, 2023	March 31, 2023	March 31, 2023
Average Annual Total Return	-3.86%	12.01%	11.25%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights (NICSX)
For a share outstanding throughout each period

		Years Ended March 31,
	2023	2022	2021	2020	2019
NET ASSET VALUE, BEGINNING OF PERIOD	$80.56	$80.14	$56.53	$65.11	$62.10
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	.21	.15	.33	.33	.38
Net gain (loss) on securities
(realized and unrealized)	(3.43)	10.51	28.49	(3.33)	7.14
Total from investment operations	(3.22)	10.66	28.82	(3.00)	7.52
LESS DISTRIBUTIONS
From net investment income	(.19)	(.20)	(.34)	(.34)	(.39)
From net capital gain	(1.38)	(10.04)	(4.87)	(5.24)	(4.12)
Total distributions	(1.57)	(10.24)	(5.21)	(5.58)	(4.51)
NET ASSET VALUE, END OF PERIOD	$75.77	$80.56	$80.14	$56.53	$65.11

TOTAL RETURN	(3.86)%	13.42%	51.97%	(5.90)%	13.07%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$3,256.2	$3,582.6	$3,353.3	$2,370.2	$2,737.5
Ratio of expenses to average net assets	.71%	.71%	.71%	.72%	.72%
Ratio of net investment income
to average net assets	.30%	.18%	.46%	.49%	.60%
Portfolio turnover rate	15.61%	11.49%	16.74%	15.36%	12.76%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
March 31, 2023 (unaudited)

Percentage
Name	of Net Assets
Microsoft Corporation	4.78%
Alphabet Inc. Class C	4.17%
Apple Inc.	3.53%
Thermo Fisher Scientific Inc.	2.38%
Aon Plc Class A	2.34%
Mastercard Incorporated Class A	2.21%
O’Reilly Automotive, Inc.	2.17%
Home Depot, Inc.	2.08%
Cintas Corporation	1.89%
Visa Inc. Class A	1.84%
Total of top ten	27.39%

Sector Diversification (as a percentage of portfolio)
March 31, 2023 (unaudited)

Fund Expenses
For the six month period ended March 31, 2023 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	09/30/22	03/31/23	10/01/22 – 03/31/23
Actual	$1,000.00	$1,185.00	$3.87
Hypothetical	1,000.00	1,021.46	3.58
(5% return before expenses)
* Expenses are equal to the Fund’s six-month annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 182 then divided by 365 to reflect the one-half year period.

Schedule of Investments
March 31, 2023

Shares or
Principal
Amount		Value
COMMON STOCK — 96.58%
	Communication Services – Media & Entertainment — 4.91%
1,305,550	Alphabet Inc. Class C*	$135,777,200
393,365	Trade Desk, Inc. Class A*	23,959,862
		159,737,062
	Consumer Discretionary – Consumer Discretionary
	Distribution & Retail — 9.11%
566,725	Amazon.com, Inc.*	58,537,025
229,105	Home Depot, Inc.	67,613,468
83,176	O’Reilly Automotive, Inc.*	70,614,760
657,130	TJX Companies Inc	51,492,707
88,800	Ulta Beauty Inc.*	48,455,496
		296,713,456
	Consumer Discretionary – Consumer Services — 3.85%
26,690	Chipotle Mexican Grill, Inc.*	45,594,260
117,600	McDonald’s Corporation	32,882,136
450,000	Starbucks Corporation	46,858,500
		125,334,896
	Consumer Staples – Consumer Staples
	Distribution & Retail — 1.60%
105,000	Costco Wholesale Corporation	52,171,350
	Consumer Staples – Food, Beverage & Tobacco — 2.52%
195,000	Constellation Brands, Inc. Class A	44,048,550
545,040	Mondelez International, Inc. Class A	38,000,189
		82,048,739
	Energy – Energy — 1.35%
1,700,000	Enterprise Products Partners L.P.	44,030,000
	Financials – Banks — 2.22%
319,170	JPMorgan Chase & Co.	41,591,043
903,650	Truist Financial Corporation	30,814,465
		72,405,508
	Financials – Financial Services — 11.00%
491,620	Fiserv, Inc.*	55,567,809
378,492	Global Payments Inc.	39,832,498
395,000	Intercontinental Exchange, Inc.	41,194,550
197,860	Mastercard Incorporated Class A	71,904,303
164,740	S&P Global, Inc.	56,797,410
634,650	Charles Schwab Corp	33,242,967
265,030	Visa Inc. Class A	59,753,664
		358,293,201

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
March 31, 2023

Shares or
Principal
Amount		Value
COMMON STOCK — 96.58% (continued)
	Financials – Insurance — 3.23%
242,075	Aon Plc Class A	$76,323,827
148,120	Chubb Limited	28,761,941
		105,085,768
	Health Care – Health Care Equipment & Services — 8.94%
605,000	Alcon AG	42,676,700
1,110,000	Boston Scientific Corporation*	55,533,300
496,905	DexCom, Inc.*	57,730,423
183,615	Laboratory Corporation of America Holdings	42,124,953
504,380	Medtronic Plc	40,663,116
110,800	UnitedHealth Group Incorporated	52,362,972
		291,091,464
	Health Care – Pharmaceuticals, Biotechnology
	& Life Sciences — 6.01%
273,460	Johnson & Johnson	42,386,300
111,620	Eli Lilly and Company	38,332,540
351,752	Merck & Co., Inc.	37,422,895
134,363	Thermo Fisher Scientific Inc.	77,442,802
		195,584,537
	Industrials – Capital Goods — 5.54%
1,005,000	Fastenal Company	54,209,700
650,000	Fortive Corp.	44,310,500
235,705	Honeywell International Inc.	45,047,940
151,040	Illinois Tool Works Inc.	36,770,688
		180,338,828
	Industrials – Commercial & Professional Services — 3.70%
133,200	Cintas Corporation	61,628,976
784,090	Copart, Inc.*	58,971,409
		120,600,385
	Information Technology – Semiconductors &
	Semiconductor Equipment — 8.04%
462,091	Advanced Micro Devices, Inc.*	45,289,539
91,655	KLA Corporation	36,585,926
81,860	Lam Research Corporation	43,395,623
186,920	NVIDIA Corporation	51,920,768
340,000	Skyworks Solutions, Inc.	40,113,200
239,260	Texas Instruments Incorporated	44,504,753
		261,809,809

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
March 31, 2023

Shares or
Principal
Amount		Value
COMMON STOCK — 96.58% (continued)
	Information Technology – Software & Services — 17.76%
140,615	Adobe Incorporated*	$54,188,803
125,650	Atlassian Corp Class A*	21,507,510
158,260	Cadence Design Systems, Inc.*	33,248,843
263,050	CrowdStrike Holdings, Inc. Class A*	36,106,243
540,275	Microsoft Corporation	155,761,283
252,470	Palo Alto Networks, Inc.*	50,428,358
80,000	Roper Technologies, Inc.	35,255,200
249,335	Salesforce, Inc.*	49,812,146
83,460	ServiceNow, Inc.*	38,785,531
130,150	Synopsys, Inc.*	50,270,438
255,560	Workday, Inc. Class A*	52,783,362
		578,147,717
	Information Technology – Technology
	Hardware & Equipment — 3.53%
697,740	Apple Inc.	115,057,326
	Materials – Materials — 2.30%
187,415	Sherwin-Williams Company	42,125,269
190,310	Vulcan Materials Company	32,649,584
		74,774,853
	Real Estate – Real Estate Management & Development — 0.97%
435,570	CBRE Group, Inc. Class A*	31,713,852
	TOTAL COMMON STOCK
	(cost $1,668,415,873)	3,144,938,751

SHORT-TERM INVESTMENTS – 3.51%
	U.S. Government Securities — 2.14%
$30,000,000	U.S. Treasury Bill 04/04/2023, 1.558%	29,996,171
30,000,000	U.S. Treasury Bill 05/04/2023, 4.417%	29,880,650
10,000,000	U.S. Treasury Bill 05/18/2023, 4.561%	9,941,615
		69,818,436
	Money Market Fund — 1.37%
44,575,414	Morgan Stanley Liquidity Funds Government Portfolio
	(Institutional Class), 7-day net yield 4.75%	44,575,414
	TOTAL SHORT-TERM INVESTMENTS
	(cost $114,386,078)	114,393,850
	TOTAL INVESTMENTS
	(cost $1,782,801,951) — 100.09%	3,259,332,601
	LIABILITIES, NET OF OTHER ASSETS — (0.09)%	(3,119,560)
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$3,256,213,041
* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
March 31, 2023

ASSETS
Investments in securities at value (cost $1,782,801,951)	$3,259,332,601
Receivables —
Dividend and interest	1,524,772
Capital stock subscription	57,106
Total receivables	1,581,878
Other	195,937
Total assets	3,261,110,416

LIABILITIES
Payables —
Investment securities purchased	1,622,650
Due to adviser —
Management fee	1,737,613
Accounting and administrative fee	34,320
Total due to adviser	1,771,933
Capital stock redemption	1,290,247
Other payables and accrued expense	212,545
Total liabilities	4,897,375
Total net assets	$3,256,213,041

NET ASSETS CONSIST OF
Paid in capital	$1,658,917,051
Accumulated distributable earnings	1,597,295,990
Total net assets	$3,256,213,041

NET ASSET VALUE PER SHARE ($.50 par value,
200,000,000 shares authorized), offering price
and redemption price (42,976,919 shares outstanding)	$75.77

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended March 31, 2023

INCOME
Dividend (net of foreign taxes of $18,791)	$29,192,174
Interest	2,371,504
Total income	31,563,678

EXPENSES
Management fee	20,408,553
Transfer agent fees	636,387
Accounting and administrative fees	595,925
Custodian fees	155,318
Insurance	109,027
Postage and mailing	64,656
Printing	55,727
Registration fees	54,099
Directors’ fees	45,450
Audit and tax fees	37,773
Legal fees	15,113
Accounting system and pricing service fees	12,792
Other operating expenses	18,350
Total expenses	22,209,170
Net investment income	9,354,508

NET REALIZED GAIN ON INVESTMENTS	125,729,741

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	(285,834,016)
Net realized and unrealized gain on investments	(160,104,275)
Net decrease in net assets resulting from operations	$(150,749,767)

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended March 31, 2023 and 2022

	2023	2022
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
Net investment income	$9,354,508	$6,458,563
Net realized gain on investments	125,729,741	249,709,212
Change in net unrealized
appreciation/depreciation on investments	(285,834,016)	191,674,157
Net increase (decrease) in net assets
resulting from operations	(150,749,767)	447,841,932

DISTRIBUTIONS TO SHAREHOLDERS
From investment operations	(68,729,673)	(431,452,721)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(368,791 and 553,473 shares, respectively)	26,489,708	46,234,933
Reinvestment of distributions
(899,409 and 4,864,190 shares, respectively)	63,853,771	400,480,106
Cost of shares redeemed
(2,764,006 and 2,788,654 shares, respectively)	(197,284,012)	(233,738,021)
Change in net assets derived
from capital share transactions	(106,940,533)	212,977,018
Total increase (decrease) in net assets	(326,419,973)	229,366,229

NET ASSETS
Beginning of period	3,582,633,014	3,353,266,785
End of period	$3,256,213,041	$3,582,633,014

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
March 31, 2023

(1) Summary of Significant Accounting Policies —

Nicholas Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is to produce reasonable income with moderate long-term growth. The following is a summary of the significant accounting policies of the Fund: (a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Short-term investments are valued using evaluated bid prices. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. The Board of Directors has delegated fair value responsibilities to Nicholas Company, Inc., the Fund’s adviser. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurement” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     Level 1 – quoted prices in active markets for identical investments

     Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers,

Notes to Financial Statements (continued)
March 31, 2023

     transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2023 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 —
Common Stocks(1)	$3,144,938,751
Money Market Fund	44,575,414
Level 2 —
U.S. Government Securities	69,818,436
Level 3 —
None	—
Total	$3,259,332,601
(1) See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least semiannually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for

Notes to Financial Statements (continued)
March 31, 2023

financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. These reclassifications have no effect on net assets or net asset value per share. At March 31, 2023, reclassifications were recorded to increase undistributed ordinary income by $3,896, increase accumulated undistributed net realized capital gains by $430, and decrease paid in capital by $4,326.

The tax character of distributions paid during the years ended March 31, 2023 and 2022 was as follows:

	03/31/2023	03/31/2022
Distributions paid from:
Ordinary income	$8,204,580	$21,311,770
Long-term capital gain	60,525,093	410,140,951
Total distributions paid	$68,729,673	$431,452,721

As of March 31, 2023, investment cost for federal tax purposes was $1,766,264,880 and the tax basis components of net assets were as follows:

Unrealized appreciation	$1,519,536,178
Unrealized depreciation	(26,468,457)
Net unrealized appreciation	1,493,067,721
Undistributed ordinary income	2,772,454
Accumulated undistributed net realized capital gains	118,529,010
Other temporary differences	(17,073,195)
Paid in capital	1,658,917,051
Net assets	$3,256,213,041

The difference between financial statement and tax-basis investment cost is attributable primarily to holdings in partnership interests.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of March 31, 2023. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the year ended March 31, 2023. At March 31, 2023, the fiscal years 2020 through 2023 remain open to examination in the Fund’s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) ASC 946, “Financial Services –Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Notes to Financial Statements (continued)
March 31, 2023

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and Liabilities of March 31, 2023. There have been no material subsequent events since March 31, 2023 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value up to and including $50 million and 0.65% of the average net asset value in excess of $50 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $7,679 for the year ended March 31, 2023 for legal services rendered by this law firm.

(3) Investment Transactions —

For the year ended March 31, 2023, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $478,679,114 and $696,813,919, respectively.

Report of Independent Registered
Public Accounting Firm

To the shareholders and the Board of Directors of Nicholas Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Nicholas Fund, Inc. (the “Fund”), including the schedule of investments, as of March 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
May 26, 2023

We have served as the auditor of one or more Nicholas investment companies since 1977.

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share(2)		Per Share(2)		Ratio(3)	Investment(4)
July 14, 1969(1)	$6.59	$—		$—		—	$10,000
March 31, 1985	29.24	0.6420		1.5760		13.2 times	69,858
March 31, 1986	35.26	0.5750		0.6100		15.8	87,699
March 31, 1987	39.94	0.8820		0.1870		16.3	102,387
March 31, 1988	32.15	1.8400		4.0340		14.1	98,557
March 31, 1989	35.27	1.0250		0.4510		13.2	113,155
March 31, 1990	37.72	0.9240		1.0540		14.9	127,360
March 31, 1991	42.99	0.7900		0.2250		16.9	149,180
March 31, 1992	49.68	0.6790		0.8240		19.4	178,011
March 31, 1993	52.91	0.6790		2.0420		18.5	200,098
March 31, 1994	51.10	0.8175		1.0470		16.7	200,182
March 31, 1995	52.22	0.7070		3.3170		17.2	221,970
March 31, 1996	63.81	0.5650		4.0945		21.0	293,836
March 31, 1997	67.11	0.4179		5.3166		21.7	336,973
March 31, 1998	93.98	0.3616		5.8002		30.0	508,762
March 31, 1999	85.20	0.5880		8.2716		31.7	509,446
March 31, 2000	84.56	0.3114		5.9433		37.3	543,813
March 31, 2001	54.11	0.1900		19.2500		26.6	452,780
March 31, 2002	53.74	0.2360		—		23.8	451,627
March 31, 2003	40.37	0.1585		—		16.4	340,547
March 31, 2004	56.14	0.0905		—		19.4	474,406
March 31, 2005	60.05	0.0678		0.4100		19.4	511,476
March 31, 2006	61.49	0.2512		5.3194		18.4	574,151
March 31, 2007	57.85	0.8173		4.3310		16.6	588,783
March 31, 2008	45.03	0.2283		9.9501		17.4	550,664
March 31, 2009	27.71	0.1714		4.6096		12.1	376,093
March 31, 2010	44.00	0.0939		—		19.1	598,760
March 31, 2011	48.18	0.0297		3.7458		17.9	716,234
March 31, 2012	47.85	0.1844		3.3515		18.7	769,243
March 31, 2013	55.01	0.0144		2.6127		20.1	934,800
March 31, 2014	65.28	0.3265		2.7697		21.0	1,166,414
March 31, 2015	71.57	0.2066		5.6554		21.5	1,393,972
March 31, 2016	61.78	0.3937		3.4892		16.8	1,272,980
March 31, 2017	65.52	0.4386		1.7763		22.2	1,398,599
March 31, 2018	62.10	0.4061		9.2027		23.9	1,539,955
March 31, 2019	65.11	0.3917		4.1213		23.8	1,741,281
March 31, 2020	56.53	0.3365		5.2417		22.5	1,638,615
March 31, 2021	80.14	0.3380		4.8738		33.1	2,490,274
March 31, 2022	80.56	0.1990		10.0384		27.1	2,824,387
March 31, 2023	75.77	0.1885	(a)	1.3778	(b)	27.6	2,715,286

(1)	Date of Initial Public Offering.
(2)	Rounded.
(3)	Based on latest 12 months accomplished earnings.
(4)	Assuming reinvestment of all distributions.

(a)	Paid $0.0368 on June 8, 2022 to shareholders of record on June 7, 2022.
Paid $0.151765009 on December 28, 2022 to shareholders of record on December 27, 2022.
(b)	Paid $1.2121 on June 8, 2022 to shareholders of record on June 7, 2022.
Paid $0.16573 on December 28, 2022 to shareholders of record on December 27, 2022.

Approval of Investment Advisory Contract
(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Report dated September 30, 2022.

Liquidity Risk Management Program
(unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Fund has designated Nicholas Company, Inc., the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Directors.

At a meeting of the Board of Directors on February 10, 2023, Nicholas Company, Inc. provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund
(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of March 31, 2023. Unless otherwise listed, the business address of each director and officer is 411 East Wisconsin Avenue, Milwaukee, WI 53202.

Number of
		Term of		Portfolios
	Positions	Office and	Principal	in Fund	Other
	Held	Length of	Occupations	Complex	Directorships
	With	Time	During Past	Overseen	Held
Name and Age	Fund	Served	5 Years	by Director	by Director
INTERESTED DIRECTOR
David O. Nicholas, CFA	President,	(2), 6 years	President, Chief	4	None
– 61(1)	Director and		Executive Officer,
	Lead Portfolio		Chief Investment
	Manager		Officer and Director,
Nicholas Company,
Inc., the Adviser
to the Fund. He is
also the Lead
Portfolio Manager of
Nicholas II, Inc. and
Nicholas Limited
Edition, Inc. and Co-
Portfolio Manager of
Nicholas Equity
Income Fund, Inc.
DISINTERESTED DIRECTORS
John A. Hauser	Director	(2), 6 years	Chaplain, Door County	4	None
– 64			Medical Center, 2019
to present. Private
Investor January 2017
to present. Senior Vice
President – Trust and
Community Relations,
Nicolet Bank, October
2016 to December 2016.
Senior Vice President –
Director of Wealth
Services, April 2016 to
October 2016. Prior to
its acquisition by Nicolet
Bank in April 2016,
Mr. Hauser served in
various senior
management roles for
Baylake Bank from 1984
to 2008 and from
2009 to April 2016.

Directors and Officers of the Fund (continued)
(unaudited)

Number of
		Term of		Portfolios
	Positions	Office and	Principal	in Fund	Other
	Held	Length of	Occupations	Complex	Directorships
	With	Time	During Past	Overseen	Held
Name and Age	Fund	Served	5 Years	by Director	by Director
David P. Pelisek, CFA	Director	(2), 3 years	Private Investor,
– 64			September 2016 to	4	None
present. Managing
Director, Robert W.
Baird & Co., Inc. and
Partner, Baird Capital
Partners Buyout
Funds I-V, January
1994 to May 2016.
Julie M. Van Cleave	Director	(2), 1 year	Private Investor,	4	None
– 64			July 2020 to present.
Chief Investment
Officer, University
of Wisconsin
Foundation, July
2013 to June 2020.
Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
Lawrence J. Pavelec, CFA	Senior Vice	Annual,	Executive Vice President, Secretary and
– 64	President	18 years	Chief Operating Officer, Nicholas Company, Inc.,
	and		the Adviser to the Fund, and employed by the
	Secretary		Adviser since 2003.
Jennifer R. Kloehn, CPA	Senior	Annual,	Executive Vice President, Treasurer, Chief
– 49	Vice	7 years	Financial Officer and Chief Compliance Officer,
	President,		Nicholas Company, Inc. the Adviser to the Fund,
	Treasurer		and employed by the Adviser since 1998.
and Chief
Compliance
Officer
Michael L. Shelton,	Senior Vice	Annual,	Senior Vice President, Nicholas Company, Inc.,
CFA, CPA	President,	7 years	the Adviser to the Fund and Lead Portfolio
– 51	and Co-		Manager of Nicholas Equity Income Fund, Inc.
	Portfolio		He served as Co-Portfolio Manager of
	Manager		Nicholas Equity Income, Inc. from
April 2011 to August 2016.

Directors and Officers of the Fund (continued)
(unaudited)

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
Jeffrey J. Strong, CFA	Senior	Annual,	Vice President, Nicholas Company, Inc., the
– 38	Vice	2 years	Adviser to the Fund. Co-Portfolio Manager
	President		(effective July 29, 2021) of the Fund and
	and Co-		employed by Nicholas Company, Inc. since
	Portfolio		April 2021. He was a portfolio manager at the
	Manager		State of Wisconsin Investment Board from
September 2018 to April 2021, and research
analyst at Heartland Advisors from February 2017
to September 2018 and at BMO Asset
Management Corp from September 2006 to
October 2016.
Candace L. Lesak, CFP	Vice	Annual,	Employee, Nicholas Company, Inc., the Adviser to
– 65	President	37 years	the Fund.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is a Director of the Adviser and owns 60% of the outstanding voting securities of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.

The Fund’s Statement of Additional Information includes additional information about the Fund directors and is available, without charge, upon request, by calling 800-544-6547 or 414-276-0535.

Privacy Policy
(unaudited)

     Nicholas Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan — An Update
(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas Fund
$1,000 initial investment on	07/14/1969	*	03/31/2013
Number of years investing $100 each month
following the date of initial investment	53.7		10
Total cash invested	$65,500		$13,000
Total dividend and capital gain distributions reinvested .	$3,200,711		$7,895
Total full shares owned at 03/31/2023	55,007		308
Total market value at 03/31/2023	$4,167,846		$23,365

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the date specified by the investor. Total market value includes reinvestment of all distributions.

*	Date of Initial Public Offering.

Nicholas Funds Services Offered
(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers
DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

JULIE M. VAN CLEAVE, Director

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

MICHAEL L. SHELTON, Senior Vice President

JEFFREY J. STRONG, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Accountant
Dividend Disbursing Agent
Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a) The registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer.

(b) Not applicable.

(c) During the period covered by the report, there were no amendments to the provisions of the Code of Ethics adopted in Item 2(a) above.

(d) During the period covered by the report, no implicit or explicit waivers were made with respect to the provisions of the Code of Ethics adopted in Item 2(a) above.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. David P. Pelisek, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item. He was selected as the Fund’s Audit Committee Financial Expert at the Fund’s Board of Directors Meeting held on February 3, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,170 in 2023 and $28,200 in 2022.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $7,050 in 2023 and $6,850 in 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $20,650 in 2022 and $19,300 in 2021. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2022 and 10/31/2021, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in

Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Exhibits.

(a)(1) Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (that is the subject of the disclosure required by Item 2), attached hereto as EX-99.CODE ETH.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person. Applicable only to closed-end funds.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as EX-99.906 CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Fund, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: 05/26/2023

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: 05/26/2023

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: 05/26/2023